Filed pursuant to Rule 497(e)
Registration Nos. 333-215588; 811-23226
Supplement dated November 24, 2023
to the

Roundhill BIG Bank ETF (BIGB)
Summary Prospectus, Prospectus, and Statement of Additional Information,
each dated March 1, 2023, as supplemented

Roundhill MEME ETF (MEME)
Roundhill IO Digital Infrastructure ETF (BYTE)
Summary Prospectuses, Prospectus, and Statement of Additional Information,
each dated April 30, 2023, as supplemented

each, a series of Listed Funds Trust

After careful consideration, and at the recommendation of Roundhill Financial Inc., the investment adviser to the Roundhill BIG Bank ETF, Roundhill MEME ETF and Roundhill IO Digital Infrastructure ETF (each, a “Fund,” and collectively, the “Funds”), the Board of Trustees of Listed Funds Trust approved the closing and subsequent liquidation of the Funds pursuant to the terms of a Plan of Liquidation. Accordingly, the Funds are expected to cease operations, liquidate their assets, and distribute the liquidation proceeds to shareholders of record on or about December 14, 2023 (the “Liquidation Date”). Shares of the Roundhill BIG Bank ETF are listed on The NASDAQ Stock Market, LLC. Shares of the Roundhill MEME ETF and Roundhill IO Digital Infrastructure ETF are listed on the NYSE Arca, Inc.

Beginning on or about November 24, 2023 and continuing through the Liquidation Date, the Funds will liquidate their portfolio assets. As a result, during this period, the Funds will increase their cash holdings and deviate from their investment objectives, investment strategies, and investment policies as stated in the Funds’ Prospectuses and SAIs.

The Funds will no longer accept orders for new creation units after the close of business on the business day prior to the Liquidation Date, and trading in shares of the Funds will be halted prior to market open on the Liquidation Date. Prior to the Liquidation Date, shareholders may only be able to sell their shares to certain broker-dealers, and there is no assurance that there will be a market for the Funds’ shares during that time period. Customary brokerage charges may apply to such transactions.

If no action is taken by a Fund shareholder prior to the Liquidation Date, the Funds will distribute to such shareholder, on or promptly after the Liquidation Date, a liquidating cash distribution equal to the net asset value of the shareholder’s Fund shares as of the close of business on the Liquidation Date. This amount will include any accrued capital gains and dividends. Shareholders remaining in the Funds on the Liquidation Date will not be charged any transaction fees by the Funds. The liquidating cash distribution to shareholders will be treated as payment in exchange for their shares. The liquidation of your shares may be treated as a taxable event. Shareholders should contact their tax adviser to discuss the income tax consequences of the liquidation.

Shareholders can call (800) 617-0004 for additional information.

Please retain this supplement with your Summary Prospectus, Prospectus, and
Statement of Additional Information for future reference.